UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 21, 2005
(Date of earliest event reported)


                        Asset Backed Funding Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                  333-127970                  75-2533468
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(State or other jurisdiction      (Commission                 (IRS Employer
    of incorporation)               File No.)               Identification No.)

214 North Tryon Street, Charlotte, North Carolina                28255
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Address of principal executive offices                         (Zip Code)

Registrant's telephone number, including area code (704) 386-2400
                                                   -----------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation), Collateral Term Sheets and Structural Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letters.

ITEM 9.01  Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
       (99)                                     Computational Materials,
                                                Structural Term Sheets and
                                                Collateral Term Sheets prepared
                                                by Banc of America Securities
                                                LLC in connection with ABFC
                                                Asset-Backed Certificates,
                                                Series 2005-OPT1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION

October 21, 2005

                                   By:    /s/ Kirk B. Meyers
                                          --------------------------------------
                                   Name:  Kirk B. Meyers
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                             Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                 Computational Materials,                   E
                        Collateral Term Sheets
                        and Structural Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection
                        with ABFC Asset-Backed
                        Certificates, Series 2005-OPT1